NO:  ____

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT.

THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT issued this _____ day of ________, 2000 by EYECITY.COM, INC., a Delaware corporation (the "Company"), in favor of ______________________________________ (the "Holder").

                                   AGREEMENT:

            1. Issuance of Warrant; Term. This Warrant is one of a series of Warrants being issued by the Company in connection with a private offering of investment units ("Units") of the Company's securities (the "Offering") pursuant to the Company's Private Placement Memorandum dated ___________, 2000 (the "Memorandum"). The Units being offered in the Offering consist of a 10% Secured Convertible Debenture in the principal amount of $100,000 (the "Debenture") and the Warrant. The Company hereby grants to Holder the right to purchase [up to 200,000 shares of the Company's common stock (or such lesser or greater proportionate number of shares if a fractional Unit or more than one Unit is purchased),] par value $.001 (the "Common Stock"), upon the exercise of this Warrant (the "Shares"). This Warrant and the Shares are subject to all the conditions and limitations set forth in the Memorandum and the subscription documents attached as exhibits to the Memorandum. The Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on the day prior to the fifth (5th) anniversary of the date of issuance hereof ("Expiration Date").

            2. Exercise Price Procedure. Subject to the terms of this Warrant, the exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant is $1.00 (the "Exercise Price"). This Warrant may be exercised by the Holder hereof as to all or in increments of one thousand (1,000) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit A to the Company at the following address: Eyecity.com, Inc., 79 Express Street, Plainview, New York 11803, Attention:

Mark Levin, CEO or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price, of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within thirty (30) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

            3. Redemption. The Warrants are redeemable by the Company upon thirty (30) days' written notice to all holders thereof at a price of $.05 per Warrant, so long as (i) the closing bid price for the Common Stock as reported by the National Association of Securities' Dealers automated quotation system for any twenty-two (22) consecutive trading day period within the thirty (30) day period immediately prior to the date of such notice exceeds $2.00 per share and (ii) the Shares, as well as the shares into which the Debenture is convertible (the "Debenture Shares"), the shares issuable upon exercise of the warrants granted to Connecticut Capital Markets, LLC (the "Placement Agent") pursuant to the Offering (the "Placement Agent Shares") and the Clawback Shares (as defined in the Debenture) have been registered for re-sale pursuant to the Securities Act and are freely tradable without restriction or legend ("Registered"). As used herein, "closing bid price" means, in each case at the close of trading hours (not including extended trading hours), (i) if the Common Stock is listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), the last reported sale price or (ii) if the Common Stock is listed on the Nasdaq National Market System, SmallCap Market or over-the-counter bulletin board, the closing bid price for the Common Stock as reported by the Nasdaq National Market System, SmallCap Market or over-the-counter bulletin board, as applicable, or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange and is not reported by NYSE, AMEX, Nasdaq National Market System, SmallCap Market or over-the-counter bulletin board, or if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the closing bid price for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock; or (iv) if no such quotations are available, as determined in good faith by the Board of Directors of the Company.

            4. Covenants and Conditions. The above provisions are subject to the following:

            (a) Neither this Warrant nor the Shares have been registered under the Securities Act or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act, or (ii) an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend until
      Registered:

            THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

            (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. The Company shall insure that all conversions properly requested by the Holder shall be effected by the Company.

            (c) Notwithstanding anything to the contrary contained herein, if at any time that any Warrant shall remain outstanding, and until 90 days after the Shares are listed for quotation by the Nasdaq National Market or Nasdaq SmallCap Market (but not including the NASDAQ Bulletin Board) or traded on the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange or the Neuer Markt, and actually trading thereon ("Listed"), the Company implements a reverse stock split (or multiple reverse stock splits in the aggregate) of 1:5 or more, the shares of the Common Stock issuable upon exercise of this Warrant, will be adjusted on a basis of no greater than 1:5. The provision of this paragraph limiting the reverse split shall apply to any cumulative multiple reverse splits should they occur.

            5. Adjustment Upon Changes In Stock.

            (a) If the Company shall at any time prior to the exercise or termination of this Warrant effect a recapitalization or reclassification of such character that the Common Stock shall be changed into or become exchangeable for a larger or smaller number of Shares, then, upon the effective date thereof, the number of Shares that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of Shares by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified common stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased. If any adjustment under this Section 5(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of Shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward.

            (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, from the aggregate price paid upon such exercise, the aggregate percentage of the class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 5(b) would create a fractional share of Common Stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of Shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward.

            (c) If, prior to the exercise hereof by the Holder, the Company has issued, or shall be deemed to have issued, Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price ("Pre-Conversion Consideration"), then and in such event, the Exercise Price shall be adjusted in the manner set forth in this subsection 5(c) as of the date of such issuance or deemed issuance, with the date of such adjustment referred to herein as the "Adjustment Date".

                  (ii) If the Company has issued, or shall be deemed to have issued, Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than $.50 (as adjusted to reflect stock splits, stock dividends, recapitalizations and the like) ("Adjustment Price"), then and in such event, the Exercise Price shall be reduced concurrently with such issue to a price (calculated to the nearest cent) to an amount determined by multiplying the Exercise Price by a fraction:

                        (A) the numerator of which shall be (a) the number of
                  shares of Common Stock outstanding immediately prior to the issuance of Additional Shares of Common Stock, plus (b) the number of shares of Common Stock which could be purchased at the Adjustment Price using the net aggregate consideration received by the Company for the purchase of the total number of such Additional Shares of Common Stock so issued, and

                        (B) the denominator of which shall be (a) the number of
                  shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus (b) the number of Additional Shares of Common Stock so issued.

                  (iii) As used herein:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or deemed to be issued (pursuant to the following sentence) by the Company after the date hereof; provided, however, that, "Additional Shares of Common Stock" shall not include
            (i) the issuance of up to an aggregate of twenty percent (20%) of the issued and outstanding Common Stock of the Company, on a fully diluted basis, to officers, directors or employees of, or consultants to, the Company, pursuant to a stock purchase or option plan or other incentive program approved by the Board of Directors, or pursuant to an employee's employment agreement with the Company,
            (ii) the Shares, Interest Shares (as defined in that certain placement agent agreement between the Company and the Placement Agent (the "Placement Agent Agreement"), Clawback Shares (as defined in the Placement Agent Agreement), Debenture Shares, Placement Agent Shares (as defined in the Placement Agent Agreement), (iii) issuances or deemed issuances described in subsections (a) or (b) of this Section 5 for which the Holder receives an adjustment pursuant thereto, (iv) securities issued to strategic partners, licensees, distribution partners, technology or service vendors or content providers, provided, however, that any issuances pursuant to this clause (iv) do not exceed 2% (without regard to such issuance) of the then-issued and outstanding Common Stock in any single, or group of related transactions or transactions with one such entity or any affiliate thereof, or 10% (without regard to such issuance) of the then-issued and outstanding Common Stock in the aggregate. If the Company issues any Options or Convertible Securities (as hereinafter defined), the maximum number of shares of Common Stock issuable thereunder shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, if the consideration per share of such Additional Shares of Common Stock is less than the Adjustment Price then in effect, until such time as such Options or Convertible Securities shall terminate or be exercised or converted into Common Stock, upon which time the number of shares of Common Stock actually thereupon issued shall be deemed to be Additional Shares of Common Stock. Consideration per share of Additional Shares of Common Stock shall be determined by adding the consideration received upon issuance of the Options or Convertible Securities to the maximum possible consideration to be received upon exercise, conversion or exchange of such Options or Convertible Securities for shares of Common Stock. If any consideration consists of property other than cash, the value of such property shall be computed at the fair market value at the time of such issuance of Additional Shares of Common Stock, as determined in good faith by the Board of Directors.

            "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

            With respect to Options and Convertible Securities, "Consideration" per share of Additional Shares of Common Stock shall be determined by adding (x) the aggregate consideration received upon issuance of the Options or Convertible Securities divided by the number of shares receivable upon the exercise or conversion thereof and (y) the minimum possible consideration per share received upon the exercise, conversion or exchange of such Options or Convertible Securities for shares of Common Stock.

            6. Registration. Within sixty (60) days after the date of the final issuance of Units (the "Final Issuance Date") pursuant to the Offering (the "Filing Period"), the Company shall use its reasonable best efforts to file a registration statement ("Registration Statement") registering the Shares for resale under the Securities Act. The Company further agrees to use its best efforts to cause such Registration Statement to become effective within 120 days after the Final Issuance Date ("Effectiveness"). The Company shall pay the expenses described in Section 8 for the Registration Statement filed pursuant to this Section 6, except for underwriting discounts and commissions and transfer taxes, which expenses shall be borne by the Holder.

            7. Registration Procedures. In connection with the Company's obligations pursuant to Section 6, the Company will:

            (a) cause the Registration Statement to remain effective for a period of two (2) years from the later of the date of Effectiveness and the date the Shares are Listed; provided, however, that (i) such two year period shall be extended for a period of time equal to the period Holder refrains from selling any Shares included in such Registration Statement at the request of an underwriter of securities of the Company or at the request of the Company or the exchange on which the Shares are Listed, and
      (ii) in the case of any registration of the Shares on Form S-3 or comparable successor form which are intended to be offered on a continuous or delayed basis, such two year period shall be extended, if necessary, to keep the Registration Statement effective until all Shares are sold, provided that applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (x) and (y) hereof to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") in the Registration Statement; (the "Effective Period");

            (b) prepare and file with the Securities and Exchange Commission (the "Commission") such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

            (c) furnish to Holder such reasonable number of copies of the Registration Statement and final prospectus as Holder may reasonably request;

            (d) use its best efforts to register or qualify the Shares covered by such Registration Statement under such state securities or Blue Sky laws of such jurisdictions as Holder may reasonably request in writing within thirty (30) days following the original filing of the Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (e) Furnish to the Holder, and to the Placement Agent and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the Commission or received by the Holder, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto in both electronic and print format, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Shares owned by Holder;

            (f) Notify Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of Holder, prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to Holder, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

            (g) Use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof;

            (h) Provide a transfer agent and registrar for all Shares and a CUSIP number for all such Shares, in each case not later than the Effective Period;

            (i) Make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by the Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers and directors to supply all information reasonably requested by the Holder, any underwriter, attorney or accountant in connection with such Registration Statement;

            (j) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Holder, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the Effective Period, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (k) Enter into any underwriting agreement reasonably necessary to effect the offer and sale of the Shares, provided such underwriting agreement contains customary underwriting provisions and provided, further, that if the underwriter so requests, the underwriting agreement will contain customary indemnification and contribution provisions; and

            (l) Hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement; and, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Holder and, at its expense, undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            8. Expenses. With respect to the inclusion of the Shares in a Registration Statement, subject to Section 7(d) hereof, all fees, costs and expenses of such registration including Blue Sky fees, shall be borne by the Company; provided, however, that Holder shall be responsible to pay for all transfer taxes.

            9. Indemnification.

                  (a) The Company shall indemnify the Holder and any underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation reasonable attorney's fees and expenses) caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Exchange Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this agreement or caused by any omission to state therein a material fact required to be stated therein or required to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by the Holder; which indemnification shall include each person, if any, who controls any such Holder within the meaning of the Exchange Act and each officer, director, employee and agent of such Holder.

                  (b) The Holder shall indemnify the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages or liabilities caused by any untrue statement or a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent and only to the extent that such losses, claims, damages or liabilities are caused (i) by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by the Holder or (ii) Holder's failure to deliver the prospectus or (iii) failure of the Holder to sell its Securities as per the plan of distribution set forth in the prospectus; which indemnification shall include each person, if any, who controls the Company within the meaning of the Act and each officer, director, employee and agent of the Company; provided, however, that the Holder shall only be liable for such amounts up to the proceeds received from such Holder's sale of the Shares.

                  (c) Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against any indemnifying party under Section 9 (a) or (b) above, the indemnified party will notify the indemnifying party in writing of the commencement thereof, and the indemnifying party will, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel reasonably satisfactory to the indemnified party and the payment of expenses) insofar as such action relates to an alleged liability in respect of which indemnity may be sought against the indemnifying party. After notice from the indemnifying party of its election to assume the defense of such claim or action, the indemnifying party shall no longer be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable causes of investigation; provided, however, that if, in the written opinion of counsel to the indemnified party or parties, it is advisable for the indemnified party or parties to be represented by separate counsel, the indemnified party or parties shall have the right to employ a single counsel to represent the indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity might be sought by the indemnified parties thereof against the indemnifying party, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party. Any party against whom indemnification may be sought under this Section 9 shall not be liable to indemnify any person that might otherwise be indemnified pursuant hereto for any settlement of any action effected without such indemnifying party's consent, which consent shall not be unreasonably withheld.

                  (d) If for any reason the indemnification provided for in this
Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified part with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

            10. Loss, Destruction, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity by the Holder in such form and amount as shall be reasonably satisfactory to the Company, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 10 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

            11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

            12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the Expiration Date of the Warrant and its exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the Holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

            then, in any one or more of said events, the Company shall give written notice of such an event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale, or at the earliest date permitted to do so by applicable securities laws, if later. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

            13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) If to the Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

            (d) If to the Company, to the following address:

                              Eyecity.com, Inc.
                              79 Express Street
                              Plainview, New York 11803
                              Attention:  Mark Levin, CEO
                              Telephone: (516) 822-5000
                              Facsimile: (516) 822-5520

      or to such other address as the Company may designate by notice to the Holders.

            14. Supplements and Amendments. The Company and the Holder may from time to time supplement or amend this Warrant Certificate in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the parties hereto may deem necessary or desirable and which the parties hereto deem not to adversely affect the interests of the Holder of this Warrant Certificate.

            15. Termination. This Warrant shall terminate on the Expiration Date or on any earlier date when all Warrants have been exercised; provided, however, that the provisions of Section 9 shall survive such termination.

      IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first above written.

Dated: _______________

                                        EYECITY.COM, INC.


                                        By:/s/
                                           _____________________________________
                                           Mark Levin
                                           President and Chief Executive Officer

                              WARRANT EXERCISE FORM

                          To Be Executed by the Holder
                          in Order to Exercise Warrant

      The undersigned Holder hereby irrevocably elects to exercise this Warrant and to purchase ________ shares of Eyecity.com, Inc.'s Common Stock issuable upon exercise of such Warrant, and requests that certificates for such securities shall be issued in the name of:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

________________________________________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.


                                        ________________________________________
                                        Signature of Holder